Exhibit 99.1

1st Quarter 2013 Statistical Supplement

CONTENTS

2	DUKE ENERGY CORPORATION

	2	Consolidating Statement of Operations
	4	Consolidating Balance Sheet - Assets
	5	Consolidating Balance Sheet - Liabilities and Equity

6	U.S. FRANCHISED ELECTRIC AND GAS

	6	Consolidating Segment Income
	8	Consolidating Balance Sheet - Assets
	9	Consolidating Balance Sheet - Liabilities and Equity
	10	Operating Statistics (Duke Energy Carolinas)
	12	Operating Statistics (Duke Energy Progress)
	14	Operating Statistics (Duke Energy Florida)
	16	Operating Statistics (Duke Energy Ohio - Electric)
	18	Operating Statistics (Duke Energy Ohio - Gas)
	19	Operating Statistics (Duke Energy Indiana)

21	COMMERCIAL POWER

	21	Commercial Power Operating Statistics

22	INTERNATIONAL ENERGY

	22	International Energy Operating Statistics

23	APPENDIX

	23	Duke Energy Ohio Supplement

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Three Months Ended
	U.S. Franchised	Commercial	International		Eliminations/	March 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2013

OPERATING REVENUES
Regulated electric (a)	$4,874	$27	$—	$16	$(28)	$4,889
Nonregulated electric, natural gas, and other	—	425	392	19	(12)	824
Regulated natural gas	186	—	—	—	(1)	185
Total operating revenues	5,060	452	392	35	(41)	5,898

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	1,703	—	—	—	—	1,703
Fuel used in electric generation and purchased power - nonregulated	—	329	131	5	(11)	454
Cost of natural gas and coal sold	76	11	17	—	—	104
Operation, maintenance and other	1,199	117	87	46	(28)	1,421
Depreciation and amortization	536	63	26	36	(1)	660
Property and other taxes	326	13	2	3	(1)	343
Total operating expenses	3,840	533	263	90	(41)	4,685
Gains on sales of other assets and other, net	2	—	—	—	—	2
OPERATING INCOME	1,222	(81)	129	(55)	—	1,215

OTHER INCOME AND EXPENSES
Other income and expenses, net	61	11	33	11	—	116
Interest Expense	236	15	21	95	—	367
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,047	(85)	141	(139)	—	964
Income Tax Expense (Benefit)	391	(43)	42	(60)	—	330
INCOME (LOSS) FROM CONTINUING OPERATIONS	656	(42)	99	(79)	—	634
Less: Net Income (loss) attributable to non-controlling interest	—	—	2	(2)	—	—
SEGMENT INCOME (LOSS)/NET EXPENSE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	$656	$(42)	$97	$(77)	$—	$634
Income from Discontinued Operations, net of tax						$—
NET INCOME ATTRIBUTABLE TO DUKE ENERGY CORPORATION						$634

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Three Months Ended
	U.S. Franchised	Commercial	International		Eliminations/	March 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

OPERATING REVENUES
Regulated electric (a)	$2,497	$23	$—	$—	$(19)	$2,501
Nonregulated electric, natural gas, and other	—	557	402	15	(16)	958
Regulated natural gas	171	—	—	—	—	171
Total operating revenues	2,668	580	402	15	(35)	3,630

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	777	—	—	—	—	777
Fuel used in electric generation and purchased power - nonregulated	—	339	123	—	(14)	448
Cost of natural gas and coal sold	75	8	19	—	—	102
Operation, maintenance and other	589	116	77	(14)	(22)	746
Depreciation and amortization	368	56	24	30	1	479
Property and other taxes	171	11	2	—	—	184
Impairment charges (b)	402	—	—	—	—	402
Total operating expenses	2,382	530	245	16	(35)	3,138
Gains on sales of other assets and other, net	4	—	—	(1)	—	3
OPERATING INCOME (LOSS)	290	50	157	(2)	—	495

OTHER INCOME AND EXPENSES
Other income and expenses, net	62	8	54	5	—	129
Interest Expense	146	19	16	43	—	224
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	206	39	195	(40)	—	400
Income Tax Expense (Benefit)	70	8	49	(24)	—	103
INCOME (LOSS) FROM CONTINUING OPERATIONS	136	31	146	(16)	—	297
Less: Net Income attributable to non-controlling interest	—	—	4	—	—	4
SEGMENT INCOME/NET EXPENSE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	$136	$31	$142	$(16)	$—	$293
Income from Discontinued Operations, net of tax						$2
NET INCOME ATTRIBUTABLE TO DUKE ENERGY CORPORATION						$295

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

(b) The amount for USFE&G is primarily due to a $400 million non-cash impairment charge related to the Edwardsport IGCC project.

Note: Does not include Progress Energy activity as the merger closed on July 2, 2012.

Duke Energy Corporation

CONSOLIDATING BALANCE SHEET - ASSETS

(Unaudited)

	U.S. Franchised	Commercial	International		Eliminations/	March 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2013

CURRENT ASSETS
Cash and cash equivalents	$64	$9	$928	$295	$—	$1,296
Short-term investments	—	—	288	—	—	288
Receivables, net	1,062	109	260	72	—	1,503
Restricted receivables of variable interest entities, net	1,265	39	—	—	—	1,304
Receivables from affiliated companies	287	995	107	12,361	(13,750)	—
Notes receivable from affiliated companies	277	—	—	479	(756)	—
Inventory	2,886	125	73	13	(1)	3,096
Other	1,313	302	227	348	(128)	2,062
Total current assets	7,154	1,579	1,883	13,568	(14,635)	9,549

INVESTMENTS AND OTHER ASSETS
Investments in equity method unconsolidated affiliates	5	222	86	166	(1)	478
Investments and advances (from) to subsidiaries	75	(7)	(13)	42,884	(42,939)	—
Nuclear decommissioning trust funds	4,536	—	—	—	—	4,536
Goodwill	15,960	64	347	—	—	16,371
Intangibles, net	76	224	55	1	—	356
Notes receivable	4	—	63	452	(450)	69
Restricted other assets of variable interest entities	—	54	—	—	—	54
Other	1,441	85	330	625	(15)	2,466
Total investments and other assets	22,097	642	868	44,128	(43,405)	24,330

PROPERTY, PLANT AND EQUIPMENT
Cost	89,360	4,899	3,849	1,498	(1)	99,605
Cost, variable interest entities	16	1,563	—	—	—	1,579
Accumulated depreciation and amortization	(29,852)	(918)	(987)	(746)	2	(32,501)
Generation facilities to be retired, net	130	—	—	—	—	130
Net property, plant and equipment	59,654	5,544	2,862	752	1	68,813

REGULATORY ASSETS AND DEFERRED DEBITS
Regulatory Assets	10,138	67	—	572	1	10,778
Other	117	40	3	36	—	196
Total regulatory assets and deferred debits	10,255	107	3	608	1	10,974
TOTAL ASSETS	99,160	7,872	5,616	59,056	(58,038)	113,666

Segment reclassifications, intercompany balances and other adjustments	(741)	(935)	(95)	(56,360)	58,131	—

REPORTABLE SEGMENT ASSETS	$98,419	$6,937	$5,521	$2,696	$93	$113,666

Duke Energy Corporation

CONSOLIDATING BALANCE SHEET - LIABILITIES AND EQUITY

(Unaudited)

	U.S. Franchised	Commercial	International		Eliminations/	March 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2013

CURRENT LIABILITIES
Accounts payable	$1,564	$155	$32	$233	$1	$1,985
Accounts payable to affiliated companies	12,742	4	3	928	(13,677)	—
Notes payable to affiliated companies	347	226	—	239	(812)	—
Notes payable and commercial paper	—	—	—	1,361	—	1,361
Non-recourse notes payable of variable interest entities	325	—	—	—	—	325
Taxes accrued (prepaid)	345	(92)	49	190	(67)	425
Interest accrued	351	6	30	91	—	478
Current maturities of long-term debt	1,575	77	365	1,306	—	3,323
Other	1,509	107	87	444	(79)	2,068
Total current liabilities	18,758	483	566	4,792	(14,634)	9,965

LONG-TERM DEBT	24,369	450	714	9,551	—	35,084
NON-RECOURSE LONG-TERM DEBT OF VARIABLE INTEREST ENTITIES	300	955	—	—	—	1,255
NOTES PAYABLE TO AFFILIATED COMPANIES	450	—	—	—	(450)	—

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	11,128	1,247	236	(2,112)	19	10,518
Investment tax credits	454	—	—	—	—	454
Accrued pension and other post-retirement benefit costs	1,785	53	1	572	(31)	2,380
Asset retirement obligations	5,190	37	1	—	1	5,229
Regulatory Liabilities	5,553	—	—	2	—	5,555
Other	1,571	122	73	436	(6)	2,196
Total deferred credits and other liabilities	25,681	1,459	311	(1,102)	(17)	26,332

EQUITY
Total Duke Energy Corporation shareholders’ equity	29,602	4,511	3,959	45,818	(42,937)	40,953
Noncontrolling interests	—	14	66	(3)	—	77
Total equity	29,602	4,525	4,025	45,815	(42,937)	41,030

TOTAL LIABILITIES AND EQUITY	99,160	7,872	5,616	59,056	(58,038)	113,666

Segment reclassifications, intercompany balances and other adjustments	(741)	(935)	(95)	(56,360)	58,131	—

REPORTABLE SEGMENT LIABILITIES AND EQUITY	$98,419	$6,937	$5,521	$2,696	$93	$113,666

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

							Three Months Ended
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	March 31,
(In millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments	2013

OPERATING REVENUES
Regulated electric	$1,720	$1,210	$968	$306	$724	$(54)	$4,874
Regulated natural gas	—	—	—	186	—	—	186
Total operating revenues	1,720	1,210	968	492	724	(54)	5,060

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	513	455	405	103	293	(66)	1,703
Cost of natural gas	—	—	—	76	—	—	76
Operation, maintenance and other	422	336	203	104	143	(9)	1,199
Depreciation and amortization	222	137	52	49	78	(2)	536
Property and other taxes	100	59	79	65	22	1	326
Total operating expenses	1,257	987	739	397	536	(76)	3,840
Gains on sales of other assets and other, net	2	—	—	—	—	—	2
OPERATING INCOME	465	223	229	95	188	22	1,222
OTHER INCOME AND EXPENSES
Other income and expenses, net (a)	37	14	8	2	4	(4)	61
Interest Expense	83	48	49	17	41	(2)	236
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	419	189	188	80	151	20	1,047
Income Tax Expense	156	72	73	27	57	6	391
SEGMENT INCOME (LOSS) ATTRIBUTABLE TO DUKE ENERGY CORPORATION	$263	$117	$115	$53	$94	$14	$656

(a) Primarily due to an equity component of allowance for funds used during construction of $26 million for Duke Energy Carolinas, $11 million for Duke Energy Progress, $2 million for Duke Energy Florida and $3 million for Duke Energy Indiana.

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

					Three Months Ended
	Duke Energy	Duke Energy	Duke Energy	Eliminations/	March 31,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2012

OPERATING REVENUES
Regulated electric	$1,501	$302	$688	$6	$2,497
Regulated natural gas	—	171	—	—	171
Total operating revenues	1,501	473	688	6	2,668

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	380	114	283	—	777
Cost of natural gas	—	75	—	—	75
Operation, maintenance and other	320	115	156	(2)	589
Depreciation and amortization	228	43	96	1	368
Property and other taxes	90	60	21	—	171
Impairment charges (a)	—	—	400	2	402
Total operating expenses	1,018	407	956	1	2,382
Gains on sales of other assets and other, net	3	1	—	—	4
OPERATING INCOME	486	67	(268)	5	290

OTHER INCOME AND EXPENSES
Other income and expenses, net (b)	40	3	23	(4)	62
Interest Expense	97	15	34	—	146
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	429	55	(279)	1	206
Income Tax Expense	156	21	(116)	9	70
SEGMENT INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	$273	$34	$(163)	$(8)	$136

(a) The amount for USFE&G is primarily due to a $400 million non-cash impairment charge related to the Edwardsport IGCC project.

(b) Primarily due to an equity component of allowance for funds used during construction of $37 million for Carolinas, $1 million for Ohio and $21 million for Indiana, respectively.

Note: Does not include Progress Energy activity as the merger closed on July 2, 2012.

U.S. Franchised Electric and Gas

CONSOLIDATING BALANCE SHEET - ASSETS

(Unaudited)

	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	March 31,
(In millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	2013

CURRENT ASSETS
Cash and cash equivalents	$5	$11	$7	$20	$23	$(2)	$64
Receivables, net	150	483	313	86	29	1	1,062
Restricted receivables of variable interest entities, net	680	—	—	—	—	585	1,265
Receivables from affiliated companies	76	183	82	196	143	(393)	287
Notes receivable from affiliated companies	397	—	—	5	—	(125)	277
Inventory	1,010	808	598	95	375	—	2,886
Other	403	308	354	65	141	42	1,313
Total current assets	2,721	1,793	1,354	467	711	108	7,154

INVESTMENTS AND OTHER ASSETS
Investments in equity method unconsolidated affiliates	1	1	2	—	—	1	5
Investments and advances to (from) subsidiaries	67	—	—	1	—	7	75
Nuclear decommissioning trust funds	2,519	1,347	670	—	—	—	4,536
Goodwill	—	—	—	921	—	15,039	15,960
Intangibles, net	10	5	22	2	37	—	76
Notes receivable	1	—	—	—	—	3	4
Other	929	264	152	39	126	(69)	1,441
Total investments and other assets	3,527	1,617	846	963	163	14,981	22,097

PROPERTY, PLANT AND EQUIPMENT
Cost	34,559	21,387	13,615	6,613	12,119	1,067	89,360
Cost, variable interest entities	—	16	—	—	—	—	16
Accumulated depreciation and amortization	(11,663)	(8,312)	(4,102)	(2,026)	(3,746)	(3)	(29,852)
Generation facilities to be retired, net	68	62	—	—	—	—	130
Net property, plant and equipment	22,964	13,153	9,513	4,587	8,373	1,064	59,654

REGULATORY ASSETS AND DEFERRED DEBITS
Regulatory Assets	1,707	1,749	3,243	522	785	2,132	10,138
Other	69	32	47	8	24	(63)	117
Total regulatory assets and deferred debits	1,776	1,781	3,290	530	809	2,069	10,255
TOTAL ASSETS	30,988	18,344	15,003	6,547	10,056	18,222	99,160

Segment reclassifications, intercompany balances and other adjustments	(147)	(106)	33	(45)	(4)	(472)	(741)

REPORTABLE SEGMENT ASSETS	$30,841	$18,238	$15,036	$6,502	$10,052	$17,750	$98,419

(a)  In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

U.S. Franchised Electric and Gas

CONSOLIDATING BALANCE SHEET - LIABILITIES AND EQUITY

(Unaudited)

	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	March 31,
(In millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	2013

CURRENT LIABILITIES
Accounts payable	$520	$373	$382	$164	$122	$3	$1,564
Accounts payable to affiliated companies	93	121	27	12	6	12,483	12,742
Notes payable to affiliated companies	—	38	238	111	27	(67)	347
Non-recourse notes payable of variable interest entities	—	—	—	—	—	325	325
Taxes accrued	68	53	124	18	80	2	345
Interest accrued	139	73	68	23	48	—	351
Current maturities of long-term debt	406	407	10	259	405	88	1,575
Other	405	407	461	91	146	(1)	1,509
Total current liabilities	1,631	1,472	1,310	678	834	12,833	18,758

LONG-TERM DEBT	7,734	4,929	4,884	1,339	3,147	2,336	24,369
NON-RECOURSE LONG-TERM DEBT OF VARIABLE INTEREST ENTITIES	300	—	—	—	—	—	300
NOTES PAYABLE TO AFFILIATED COMPANIES	300	—	—	—	150	—	450

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	5,362	2,210	1,502	1,085	936	33	11,128
Investment tax credits	214	90	3	6	141	—	454
Accrued pension and other post-retirement benefit costs	215	723	612	128	185	(78)	1,785
Asset retirement obligations	1,990	1,669	772	23	37	699	5,190
Regulatory Liabilities	2,214	1,598	724	262	746	9	5,553
Other	912	282	231	95	51	—	1,571
Total deferred credits and other liabilities	10,907	6,572	3,844	1,599	2,096	663	25,681

EQUITY	10,116	5,371	4,965	2,931	3,829	2,390	29,602
TOTAL LIABILITIES AND EQUITY	30,988	18,344	15,003	6,547	10,056	18,222	99,160

Segment reclassifications, intercompany balances and other adjustments	(147)	(106)	33	(45)	(4)	(472)	(741)

REPORTABLE SEGMENT LIABILITIES AND EQUITY	$30,841	$18,238	$15,036	$6,502	$10,052	$17,750	$98,419

(a)  In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

Franchised Electric - Duke Energy Carolinas

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

SOURCES OF ELECTRIC ENERGY (GWH)
Generated - net output (a):
Coal	8,260	5,615
Nuclear	11,019	11,620
Hydro	614	351
Oil & gas	2,219	1,117
Renewable Energy	3	2
Total generation (b)	22,115	18,705
Purchased power (c) and net interchange	1,441	1,971
Total sources of energy	23,556	20,676
Less: Line loss and company usage	1,310	1,215
TOTAL GWH SOURCES	22,246	19,461

ELECTRIC ENERGY SALES (GWH)
Residential	7,705	7,030
General service	6,526	6,391
Industrial	4,811	4,879
Other energy and wholesale	3,194	1,333
Total GWh sales billed	22,236	19,633
Change in unbilled	10	(172)
TOTAL GWH SALES	22,246	19,461

Total Capability - Owned MW (a)
(time of peak)
Summer	20,407	19,534
Winter	14,681	15,391

Nuclear Capacity Factor (%) (d)	99	100

(a) Statistics reflect Duke Energy Carolinas’ ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

(d) Statistics reflect 100% of jointly owned stations.

Franchised Electric - Duke Energy Carolinas

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF ELECTRICITY (IN MILLIONS)
Residential	$748	$682
General service	502	485
Industrial	253	260
Other energy and wholesale	163	86
Total billed	1,666	1,513
Change in unbilled	(5)	(3)
TOTAL REVENUES	$1,661	$1,510

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	2,062	2,048
General service	338	336
Industrial	7	7
Other energy and wholesale	14	14
TOTAL AVERAGE NUMBER OF CUSTOMERS	2,421	2,405

Franchised Electric - Duke Energy Progress

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

SOURCES OF ELECTRIC ENERGY (GWH)
Generated - net output (a):
Coal	3,130	5,177
Nuclear	6,163	4,672
Hydro	282	218
Gas	3,538	2,591
Oil	29	42
Total generation (b)	13,142	12,700
Purchased power (c) and net interchange	2,190	1,070
Total sources of energy	15,332	13,770
Less: Line loss and company usage	631	602
TOTAL GWH SOURCES	14,701	13,168

ELECTRIC ENERGY SALES (GWH)
Residential	4,959	4,435
General service	3,482	3,449
Industrial	2,444	2,429
Other energy and wholesale	3,781	2,988
Total GWh sales billed	14,666	13,301
Change in unbilled	35	(133)
TOTAL GWH SALES	14,701	13,168

Total Capability - Owned MW (a)
(time of peak)
Summer	12,202	12,281
Winter	12,376	11,338

Nuclear Capacity Factor (%) (d)	93	73

(a) Statistics include Duke Energy Progress’ ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

(d) Statistics reflect 100% of jointly owned stations.

Franchised Electric - Duke Energy Progress

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF ELECTRICITY (IN MILLIONS)
Residential	$485	$446
General service	294	294
Industrial	154	158
Other energy and wholesale	235	160
Total billed	1,168	1,058
Change in unbilled	3	(7)
TOTAL REVENUES	$1,171	$1,051

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	1,238	1,228
General service	220	218
Industrial	4	4
Other energy and wholesale	2	2
TOTAL AVERAGE NUMBER OF CUSTOMERS	1,464	1,452

Franchised Electric - Duke Energy Florida

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

SOURCES OF ELECTRIC ENERGY (GWH)
Generated - net output (a):
Coal	2,169	2,135
Gas	4,748	5,436
Oil	58	27
Total generation (b)	6,975	7,598
Purchased power (c) and net interchange	1,683	1,485
Total sources of energy	8,658	9,083
Less: Line loss and company usage	641	671
TOTAL GWH SOURCES	8,017	8,412

ELECTRIC ENERGY SALES (GWH)
Residential	3,745	3,706
General service	3,224	3,311
Industrial	755	757
Other energy and wholesale	292	352
Total GWh sales billed	8,016	8,126
Change in unbilled	1	286
TOTAL GWH SALES	8,017	8,412

Total Capability - Owned MW (a)
(time of peak)
Summer	9,095	9,948
Winter	7,264	7,872

(a) Statistics reflect Duke Energy Florida’s ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

Franchised Electric - Duke Energy Florida

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF ELECTRICITY (IN MILLIONS)
Residential	$466	$487
General service	302	338
Industrial	61	69
Other energy and wholesale	130	96
Total billed	959	990
Change in unbilled	3	15
TOTAL REVENUES	$962	$1,005

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	1,474	1,461
General service	188	187
Industrial	2	2
Other energy and wholesale	2	2
AVERAGE NUMBER OF CUSTOMERS	1,666	1,652

Franchised Electric - Duke Energy Ohio Electric

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

SOURCES OF ELECTRIC ENERGY (GWH)
Generated - net output (a):
Coal	943	593
Total generation (b)	943	593
Purchased power (c) and net interchange	247	472
Total sources of energy	1,190	1,065
Less: Line loss and company usage	59	46
TOTAL GWH SOURCES	1,131	1,019

ELECTRIC ENERGY SALES (GWH)
Residential	2,498	2,247
General service	2,282	2,207
Industrial	1,396	1,398
Other energy and wholesale	148	81
Total GWh sales billed	6,324	5,933
Change in unbilled	(146)	(79)
TOTAL GWH SALES	6,178	5,854

Total Capability - Owned MW (a)
(time of peak)
Summer	1,039	1,039
Winter	1,141	1,141

(a) Statistics reflect Duke Energy Ohio’s ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

Note: Total GWH Sources will not equal Total GWH Sales.  Sources include Duke Energy Kentucky’s regulated generation for all periods.  Sales include Duke Energy Ohio’s and Duke Energy Kentucky’s retail sales.  Ohio retail sales are fulfilled through auction purchases under the current ESP.

Franchised Electric - Duke Energy Ohio Electric

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF ELECTRICITY (IN MILLIONS)
Residential	$183	$158
General service	101	100
Industrial	25	25
Other energy and wholesale	7	4
Total billed	316	287
Change in unbilled	(10)	11
TOTAL REVENUES	$306	$298

AVERAGE NUMBER OF ELECTRIC CUSTOMERS (IN THOUSANDS)
Residential	737	736
General service	86	86
Industrial	3	3
Other energy and wholesale	3	2
TOTAL AVERAGE NUMBER OF ELECTRIC CUSTOMERS	829	827

Franchised Electric - Duke Energy Ohio Gas

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

BCF SALES
Residential	20,045	16,533
General service	11,649	9,595
Industrial	2,407	1,953
Other energy and wholesale	6,154	6,131
Total BCF sales billed	40,255	34,212
Change in unbilled	(912)	(2,622)
TOTAL BCF SALES	39,343	31,590

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF GAS (IN MILLIONS)

Residential	$126	$127
General service	54	50
Industrial	8	6
Other energy and wholesale	4	6
Total billed	192	189
Change in unbilled	(6)	(18)
TOTAL REVENUES	$186	$171

AVERAGE NUMBER OF GAS CUSTOMERS (IN THOUSANDS)
Residential	471	472
General service	45	45
Industrial	2	2
TOTAL AVERAGE NUMBER OF GAS CUSTOMERS	518	519

Franchised Electric - Duke Energy Indiana

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

SOURCES OF ELECTRIC ENERGY (GWH)
Generated - net output (a):
Coal	6,415	5,217
Hydro	74	66
Gas	193	246
Total generation (b)	6,682	5,529
Purchased power (c) and net interchange	2,005	3,156
Total sources of energy	8,687	8,685
Less: Line loss and company usage	182	216
TOTAL GWH SOURCES	8,505	8,469

ELECTRIC ENERGY SALES (GWH)
Residential	2,828	2,506
General service	2,031	1,960
Industrial	2,519	2,556
Other energy and wholesale	1,266	1,483
Total GWh sales billed	8,644	8,505
Change in unbilled	(139)	(36)
TOTAL GWH SALES	8,505	8,469

Total Capability - Owned MW (a)
(time of peak)
Summer	6,898	6,898
Winter	6,364	6,741

(a) Statistics reflect Duke Energy Indiana’s ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

Franchised Electric - Duke Energy Indiana

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF ELECTRICITY (IN MILLIONS)

Residential	$288	$252
General service	180	168
Industrial	178	173
Other energy and wholesale	80	69
Total billed	726	662
Change in unbilled	(13)	—
TOTAL REVENUES	$713	$662

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	690	684
General service	100	100
Industrial	3	3
Other energy and wholesale	2	1
AVERAGE NUMBER OF CUSTOMERS	795	788

Commercial Power

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

GENERATION (GWH)
Coal	4,549	4,068
Gas	3,897	4,583
Renewables	1,405	998
Actual plant generation	9,851	9,649

Net proportional megawatt capacity in operation	8,094	7,691

International Energy

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012

Sales, GWh	4,756	5,074
Net proportional megawatt capacity in operation	4,584	4,231

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Three Months Ended March 31, 2013

(Unaudited)

	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(In millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated

OPERATING REVENUES
Regulated electric (a)	$220	$86	$27	$—	$333
Nonregulated electric and other	—	—	239	(11)	228
Regulated natural gas	141	45	—	—	186
Total operating revenues	361	131	266	(11)	747

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	70	33	—	—	103
Fuel used in electric generation and purchased power - nonregulated	—	—	251	(11)	240
Cost of natural gas sold	54	22	—	—	76
Operation, maintenance and other	76	28	72	9	185
Depreciation and amortization	38	11	39	—	88
Property and other taxes	61	4	7	—	72
Total operating expenses	299	98	369	(2)	764
OPERATING INCOME (LOSS)	62	33	(103)	(9)	(17)

Other income and expenses, net	2	—	—	—	2
Interest expense	13	4	1	—	18
INCOME (LOSS) BEFORE INCOME TAXES	51	29	(104)	(9)	(33)
Income tax expense (benefit)	17	10	(37)	(2)	(12)
NET INCOME (LOSS)	$34	$19	$(67)	$(7)	$(21)

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Three Months Ended March 31, 2012

(Unaudited)

	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(In millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated

OPERATING REVENUES
Regulated electric (a)	$223	$79	$23	$(1)	$324
Nonregulated electric and other	—	—	431	(14)	417
Regulated natural gas	132	39	—	—	171
Total operating revenues	355	118	454	(15)	912

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	85	29	—	—	114
Fuel used in electric generation and purchased power - nonregulated	—	—	253	(14)	239
Cost of natural gas sold	56	19	—	—	75
Operation, maintenance and other	81	34	76	5	196
Depreciation and amortization	32	11	40	—	83
Property and other taxes	57	3	8	—	68
Total operating expenses	311	96	377	(9)	775
Gains on sales of other assets and other, net	1	—	—	—	1
OPERATING INCOME (LOSS)	45	22	77	(6)	138

Other income and expenses, net	2	1	2	(1)	4
Interest expense	11	4	10	(1)	24
INCOME (LOSS) BEFORE INCOME TAXES	36	19	69	(6)	118
Income tax expense (benefit)	14	7	25	(2)	44
NET INCOME (LOSS)	$22	$12	$44	$(4)	$74

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).